EXHIBIT 10.82

                                             AMENDED AND RESTATED
                                2
                                3

SPECIALTY FOODS ACQUISITION CORPORATION
1994 STOCK OPTION PLAN



Date of Grant:      11/17/94
Expiration Date:    11/17/04
Grantee:       Paul J. Liska
No. of Shares:      162,500
Option Price/Share: $0.7267032211
Option Control Number:   0017 (Amended and Restated)


AMENDED AND RESTATED
NON-QUALIFIED STOCK OPTION AGREEMENT


     AMENDED AND RESTATED STOCK OPTION AGREEMENT dated as of November 17, 1994, as Amended and Restated as of January 15, 1997, by and between SPECIALTY FOODS ACQUISITION CORPORATION, a Delaware corporation (the "Company"), and PAUL J. LISKA (the "Grantee").

     All words and phrases not otherwise expressly defined herein shall have the same meanings as are ascribed to such words and phrases in the Specialty Foods Acquisition Corporation 1994 Stock
Option Plan (the "Plan").

     The Committee has determined that the objectives of the Plan will be furthered by granting to the Grantee an option pursuant to the Plan.

     In consideration of the foregoing and of the mutual undertakings set forth in this Amended and Restated Option
Agreement, the Company and the Grantee agree as follows:

     Section 1. Grant of Option. Subject to the provisions of the Plan and this Amended and Restated Option Agreement, the Company hereby grants to the Grantee under the Plan a non-qualified stock option to purchase one hundred sixty two thousand, five hundred (162,500) shares of Stock at a purchase price of $0.726703211 per share.

     Section 2. Exercisability. The option is exercisable with respect to 100% of the shares of Stock subject thereto.

     Section 3. Method of Option Exercise. The option or any part thereof may be exercised only by giving to the Company written notice of exercise in the form attached to this Amended and Restated Option Agreement or in such other form as is prescribed by the Committee. Full payment of the purchase price shall be made on the option exercise date by certified or official bank check or, in the Committee's discretion, by personal check (subject to collection), payable to the Company, or delivery of shares of Stock already owned by the Grantee for at least six months prior to the option exercise date. The Grantee shall have no right to pay the option exercise price, or to receive shares of Stock with respect to an option exercise, prior to the option exercise date. For purposes of this Amended and Restated Option Agreement, the "option exercise date" shall be deemed to be the first business day immediately following the date written notice of exercise is received by the Company.

     Section 4. Termination of Employment. Notwithstanding anything in the Plan to the contrary, the option granted to the Grantee pursuant to this Amended and Restated Option Agreement shall not terminate upon the Grantee's termination of employment with SFAC, regardless of the reason.

     Section 5. Withholding Tax Requirements. Shares of Stock deliverable to the Grantee upon exercise, pursuant to the terms of the Plan and this Amended and Restated Option Agreement, shall be subject to tax withholding as provided in Section 10 of the Plan. Subject to the Committee's consent, the Grantee may elect to satisfy all or part of such requirements by delivery of unrestricted shares of Stock owned by the Grantee as provided in
Section 10.2 of the Plan.

     Section 6. Plan Provisions to Prevail. Except as set forth in Section 4(a) hereof, this Amended and Restated Option Agreement shall be subject to all of the terms and provisions of the Plan, which are incorporated hereby and made a part hereof, including, without limitation, the provisions of Section 8 of the Plan (generally relating to consents required by securities and other laws) and Section 11 of the Plan (generally relating to the effects of certain reorganizations and other extraordinary transactions). Except as set forth in Section 4(a) hereof, in the event there is any inconsistency between the provisions of this Amended and Restated Option Agreement and the Plan, the provisions of the Plan shall govern.

     Section 7. Grantee's Acknowledgments. By entering into this Amended and Restated Option Agreement, the Grantee agrees and acknowledges that (a) he has received and read a copy of the Plan, including Section 14.3 of the Plan (generally relating to waivers of claims to continued exercisability of awards, damages and severance entitlements related to non-continuation of awards), and accepts this option upon all of the terms thereof, and (b) no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder or under this Amended and Restated Option Agreement.

     Section 8. Non-Transferability. No option granted to the Grantee under the Plan or this Amended and Restated Option Agreement shall be assignable or transferable by the Grantee (whether by operation of law or otherwise and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. During the lifetime of the Grantee, all rights granted to the Grantee under the Plan or under this Amended and Restated Option Agreement shall be exercisable only by the Grantee.

     Section 9. Notices. Any notice to be given to the Company hereunder shall be in writing and shall be addressed to 9399 West Higgins Road, Suite 800, Rosemont, Illinois 60018,
Attn: General Counsel or at such other address as the Company may hereafter designate to the Grantee by notice as provided herein. Any notice to be given to the Grantee hereunder shall be addressed to the Grantee at the address set forth below or at such other address as the Grantee may hereafter designate to the Company by notice as provided herein. Notices hereunder shall be deemed to have been duly given when received by personal delivery or by registered or certified mail to the party entitled to receive the same.

     Section 10. Successors and Assigns. This Amended and Restated Option Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent set forth in the Plan, the heirs and personal representatives of the Grantee.

     Section 11.    Governing Law.  This Agreement shall be
governed by the laws of the State of Illinois applicable to agreements made and to be performed entirely within such State.

     Section 12.    Modifications to Agreement.  This Amended and
Restated Option Agreement may not be altered, modified, changed or discharged, except by a writing signed by or on behalf of both the Company and the Grantee.


     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Option Agreement as of the date and year first above written.


                              SPECIALTY FOODS ACQUISITION
                              CORPORATION


                              By:  /s/ Robert B. Haas
                              Name:     Robert B. Haas
                              Title:    Chairman of the Board


                              /s/  Paul J. Liska
                              (Grantee)
                              1048 Ashland Ave.
                              River Forest, Illinois  60305




NOTICE OF EXERCISE


Specialty Foods Acquisition Corporation
9399 West Higgins Road
Suite 800
Rosemont, Illinois  60018

Dear Sir or Madam:

I have read the SPECIALTY FOODS ACQUISITION CORPORATION 1994
STOCK OPTION PLAN.

1.   Name (Please Print)
_______________________________________

     EIN (Social Security Number or
     Employer Identification Number
     if estate)
_______________________________________

     Operating Company
_______________________________________

     Company Location
_______________________________________
                              (City and State or County)

     Company Telephone Number
_______________________________________

     Title
_______________________________________

     Citizenship
_______________________________________

     Home Address (Include Country
_______________________________________
     if not USA)
_______________________________________

     Home Telephone Number
_______________________________________

2.   I would like to exercise the following Options:

               Date of        Option         # of      Option
Purchase
     Type      Grant*         Control No.    Shares         Price
Price**

     ________  __/__/__  ________  ________  ________  ________

     ________  __/__/__  ________  ________  ________  ________

     ________  __/__/__  ________  ________  ________  ________

*    Insert month, day and year.
**   Multiply # of Shares by Option Price.

3. Please register the shares which I am purchasing as indicated below (shares will be registered only in the name of the Optionee or in the name of the Optionee and that of his or her spouse as joint tenants).

     ____________________________________________________________
     _____________
     (Fill in name or names)

4. Please issue stock certificates (no more than two per option exercised) in the following denominations: (Note: Only one certificate for each option exercised may be for less than 100 shares.)

                                                  Total # of
     Shares

     ________ certificate(s) for             ________ shares each
_______________

     ________ certificate(s) for             ________ shares each
_______________

                                        TOTAL:    _______________

5. I am paying the Purchase Price by (please check as applicable).

                    Check*
                    Wire Transfer

     * Only Certified Check, Cashier's Check or a Broker's Check.
     Make check payable to SPECIALTY FOODS ACQUISITION
     CORPORATION.

6. I will promptly pay the amount that you advise me is required for applicable withholding taxes. I understand that you may not release the certificates representing the shares I have purchased unless such payment is made or arrangements satisfactory to the Company for such payment have been made.




__________________________________
                                   (Signature)


__________________________________
                                   (Date)